As filed with the Securities and Exchange Commission on August 10, 2017

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 588

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 589

____________________________________________________________________________________________

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Atlantic Fund Administration, LLC
Three Canal Plaza
Portland, ME 04101

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]	on, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on, pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[X]	on August 14, 2017 , pursuant to Rule 485, paragraph (a)(3)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Absolute Convertible Arbitrage Fund

PROSPECTUS

August 14, 2017

ABSOLUTE INVESTMENT ADVISERS LLC
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES (ARBIX)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Absolute Investment Advisers and its logo are registered service marks of Absolute Investment Advisers LLC ("Absolute") and the logo of the Absolute Convertible Arbitrage Fund is a service mark of Absolute; other marks referred to herein are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Summary Section

Investment Objective

Absolute Convertible Arbitrage Fund (the "Fund") seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	1.43%
Other Expenses	1.18%
Dividend and Interest Expenses on Short Sales	0.25%
Total Annual Fund Operating Expenses	2.83%
Fee Waiver and/or Expense Reimbursement(2)	(0.83)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%

(1)"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2)Absolute Investment Advisers LLC ("Absolute") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75% on assets up to $25 million and 1.49% on assets exceeding $25 million through August 1, 2019 (the "Expense Cap"). Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years
$203	$799

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund had not commenced operations as of the date of this Prospectus.

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Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities are typically debt securities or preferred stocks that can be exchanged for, or convert automatically to, common stock. Although the Fund may invest in securities of issuers of any market capitalization, the Fund expects to invest primarily in small- and mid-capitalization companies. For these purposes, the Fund considers small capitalization companies to be those with a market capitalization of less than $2 billion at the time of investment and mid-capitalization companies to be those with a market capitalization between $2 billion and $10 billion at the time of investment.

Convertible arbitrage involves purchasing a portfolio of convertible securities and hedging a portion of the equity and default risk inherent in such securities by selling short the common stock into which the securities may be converted. In so doing, the Fund is designed to provide investors with a source of alternative income and non-correlated returns from investments in interest and dividend-paying convertible securities and trading based on the pricing inefficiencies of the options embedded in the convertible securities. Non-correlated returns fluctuate in value independent of the core financial markets, such as stocks and bonds, and are intended to neutralize or counterbalance the risk that one or more of the investments in a traditional portfolio of stocks and bonds declines in value.

The Adviser works with a Subadviser to implement the Fund's investment strategy. The Adviser has primary responsibility for allocating Fund assets to the Subadviser and retains the discretion to invest the Fund's assets in securities and other instruments directly. The Adviser also has the discretion to remove the Subadviser or, subject to board approval, add a subadviser at any time.

The Subadviser analyzes the appreciation potential of the common stock underlying the convertible securities and the default risk of the convertible securities when investing the Fund's portfolio. In this regard, the Subadviser generally considers an issuer's financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast, and quality of management.

The Fund's convertible arbitrage strategy is intended to offer investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to a portion of the default risk of the convertible securities being hedged by shorting the underlying common stock. The Fund may invest in below investment grade securities with individual ratings ranging from AA to CCC. The average grade of bonds in the Fund's portfolio is typically below investment grade. Such "junk bonds" typically are rated below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch. The Fund may purchase unrated securities if, at the time of purchase, the Adviser or Subadviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Other Strategies. In addition to the principal strategies, the Fund may invest in several other types of financial instruments that the Adviser or Subadviser believes are complimentary and, when combined, will produce risk-adjusted returns.

•The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering ("IPOs") and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts ("ADRs"). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed and variable terms. These securities can be rated below investment grade (i.e., "junk bonds") and thus rated below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund's forward contracts may include forward currency contracts. The Fund's swap agreements may include equity, interest rate, index, credit

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 default and currency rate swap agreements. The Fund's futures contracts may include futures on securities, commodities, and securities indices. The Fund's options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund's investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, convertible securities held by the Fund that are rated below investment grade (i.e., "junk bonds") are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities.

Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities ("CoCos") include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer's capital ratio falls below a specified trigger level, or in a regulator's discretion depending on the regulator's judgment about the issuer's solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment.

Currency Risk. The Fund may invest directly in foreign currencies or in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. The value of foreign currencies can change rapidly and unexpectedly.

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Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund's use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Credit Derivative Risk is the risk that a credit derivative position, such as a credit default swap, may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. Equity holdings, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer's credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates have been near historic lows, risks associated with rising rates are heightened. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities.

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Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended or limited government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, less favorable economic conditions, the imposition or tightening of exchange controls, trade barriers and other protectionist trade policies (including those in the U.S.), other limitations on repatriation of foreign capital or nationalization and/or increased taxation, or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

High Portfolio Turnover Risk. Higher portfolio turnover rates may increase the Fund's brokerage commission costs and negatively impact the Fund's performance. Such portfolio turnover also may generate net short-term capital gains taxable to shareholders.

High-Yield Securities Risk. Investments in "high yield securities" or "junk bonds" are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell.

Leverage Risk. Certain transactions of the Fund, such as futures contracts, selling securities short, swap contracts, reverse repurchase agreements, dollar rolls, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund's performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy, in part. Alternatively, if the Fund or a Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Multi-Manager Risk. The success of the Fund's strategy depends on, among other things, Absolute's skill in selecting Subadvisers and the Subadvisers' skill in executing the relevant strategy. The Subadvisers' strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

New Fund Risk. The Fund is newly formed. Investors in the Fund bear the risk that the Adviser may not be successful in implementing the Fund's investment strategy and the Fund may not achieve scale.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

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Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund's performance.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Performance Information

The returns presented for the Fund prior to August 14, 2017 reflect the performance of the Mohican VCA Fund, LP, a privately offered hedge fund (the "Predecessor Fund"). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on August 14, 2017.

The Predecessor Fund was advised by the Fund's subadviser, Mohican Financial Management, LLC. The Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines, and restrictions. The Predecessor Fund was created for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Therefore, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to August 14, 2017 is that of the Predecessor Fund and is based on calculations that are different from the methodology mandated by the SEC for registered investment companies. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The Predecessor Fund's performance is included because the Fund believes that the performance information presented is sufficiently relevant to merit consideration by prospective Fund investors. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund's future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. Financial information for the Predecessor Fund is included in the Fund's Statement of Additional Information ("SAI"). Updated performance information for the Fund will be available at www.absoluteadvisers.com or by calling toll free at (888) 99-ABSOLUTE or (888) 992-2765.

The following bar chart and table are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing how the performance of the Predecessor Fund has varied from one calendar year to another over the periods shown. The table shows how the Predecessor Fund's average annual total returns of the share classes presented compared to those of a broad measure of market performance.

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Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was 2.74%.

During the period shown, the highest return for a quarter was 15.30% for the quarter ended March 31, 2009, and the lowest return was -11.06% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 09/30/02
Return Before Taxes	10.43%	4.04%	6.21%	7.22%
Return After Taxes on Distributions	10.43%	4.04%	6.21%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares	5.90%	3.13%	5.00%	6.01%
HFRX Fixed Income Convertible Arbitrage Index (reflects no deduction for fees, expenses or taxes)	5.76%	2.54%	-3.48%	-1.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund's investment adviser.

Subadviser. Mohican Financial Management, LLC is the Subadviser to the Fund.

Portfolio Managers. Mr. Jay Compson, Principal of Absolute and Mr. Eric C. Hage, Chief Investment Officer of Mohican, are the portfolio managers of the Fund. Mr. Compson and Mr. Hage have managed the Fund since its inception in August 2017.

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Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Convertible Arbitrage Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies and Risks

The Fund seeks to achieve positive absolute risk-adjusted returns over the long-term with low volatility when compared to traditional market indices. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities are typically debt securities or preferred stocks that can be exchanged for, or converted automatically to, common stock. Although the Fund may invest in securities of issuers of any market capitalization, the Fund expects to invest primarily in small- and mid-capitalization companies. For these purposes, the Fund considers small capitalization companies to be those with a market capitalization of less than $2 billion at the time of investment and mid-capitalization companies to be those with a market capitalization between $2 billion and $10 billion at the time of investment.

Convertible arbitrage involves purchasing a portfolio of convertible securities and hedging a portion of the equity and default risk inherent in such securities by selling short the common stock into which the securities may be converted. In so doing, the Fund is designed to provide investors with a source of alternative income and non-correlated returns from investments in interest and dividend-paying convertible securities and trading based on the pricing inefficiencies of the options embedded in the convertible securities. Non-correlated returns fluctuate in value independent of the core financial markets, such as stocks and bonds, and are intended to neutralize or counterbalance the risk that one or more of the investments in a traditional portfolio of stocks and bonds falls in value.

The Adviser works with a Subadviser to implement portions of the Fund's investment strategy. The Adviser has primary responsibility for allocating Fund assets to the Subadviser and retains the discretion to invest the Fund's assets in securities and other instruments directly. The Adviser also has the discretion to remove the Subadviser or, subject to board approval, add a subadviser at any time.

The Subadviser analyzes the appreciation potential of the common stock underlying the convertible securities and the default risk of the convertible securities when investing the Fund's portfolio. In this regard, the Subadviser generally considers an issuer's financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management.

The Fund's convertible arbitrage strategy is intended to offer investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to a portion of the default risk of the convertible securities being hedged by shorting the underlying common stock. Consistent with the Fund's investment objective and principal investment strategy, the Fund's Adviser views convertible arbitrage as a low volatility strategy that is intended to achieve fixed-income-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles. The Fund may invest in below investment grade securities with individual ratings ranging from AA to CCC. The average grade of bonds in the portfolio is typically below investment grade. Such "junk bonds" typically are rated below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch. The Fund may purchase unrated securities if, at the time of purchase, the Adviser or Subadviser believes that they are of comparable quality to rated securities that the Fund may purchase.

The Adviser or the Subadviser may decide to sell a position for various reasons, including when a company's fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, the Adviser or the Subadviser may sell a position in order to meet shareholder redemptions.

Other Strategies. In addition to the principal strategies, the Fund may also invest in several other types of financial instruments that the Adviser or Subadviser believes are complimentary and, when combined, will produce risk-adjusted returns.

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•The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering ("IPOs") and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts ("ADRs"). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed and variable terms. These securities can be rated below investment grade (i.e., "junk bonds") and thus rated below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund's forward contracts may include forward currency contracts. The Fund's swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund's futures contracts may include futures on securities, commodities, and securities indices. The Fund's options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund's investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Convertible Securities Risk. Convertible securities entail some of the risks of both equity and debt securities, such as credit risk, market events risk, and counterparty risk. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In

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addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by a Subadviser. The market value of convertible securities may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Contingent Convertible Securities Risk. Contingent convertible securities ("CoCos") are hybrid debt securities that are a form of preferred securities. Cocos are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going-concern if the conversion trigger were not exercised. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

•The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer's control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

•CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

•CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities after a conversion event (i.e., a "trigger"), each holder will be further subordinated.

•The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside a fund's control, and a fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Currency Risk. Because the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

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Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund's performance. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, including, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund's use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders. The successful use of derivatives generally depends on a Subadviser's ability to predict market movements.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund's use of derivatives may also expose the Fund to greater or different risks including the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Credit Derivative Risk is the risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different than those with ordinary portfolio security transactions. If Absolute or the Subadviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund's investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Absolute or the Subadviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically include expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. Equity holdings, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, and REITs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services, or broader

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economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer's credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security's credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. Given that interest rates have been near historic lows, risks associated with rising rates are heightened.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the expected maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended or limited government regulations; changes in diplomatic relations between the U.S. and another country, political and economic instability; less favorable economic conditions; the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, trade barriers and other protectionist trade policies (including those in the U.S.) and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets due to lower liquidity and higher likelihood of hyperinflation and currency devaluations. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Investments in securities of foreign issuers are further subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes. Settlement and clearance procedures in certain foreign markets may result in delays in payment or delivery of securities.

High Portfolio Turnover Risk. The Fund's investment strategy may result in high portfolio turnover rates. This may increase the Fund's brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

High-Yield Securities Risk. Investments in "high-yield securities" or "junk bonds" are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer's ability to repay principal and interest. If an issuer defaults, a below-investment grade fixed-income security could lose all of its value, be

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renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Furthermore, securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Leverage Risk. Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund's return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund's returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund's current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund's portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or "covering" the transactions that introduce such risk.

Liquidity Risk. Less liquid and restricted securities may have no active trading market, limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted, thinly traded, or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund. The Fund will not invest more than 15% of its net assets in illiquid securities.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect Absolute's and the Subadviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy, in part.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Recent events such as the United Kingdom's vote to leave the European Union (the "EU"), commonly referred to as "Brexit," and its effect on the United Kingdom and European economies will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. These policy changes may expose markets to heightened volatility, have significant impacts on world financial markets and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Multi-Manager Risk. The methodology by which Absolute allocates Fund assets may not achieve desired results and may cause the Fund to lose money or underperform other funds. In addition, the Subadviser(s) make trading decisions independently, and, as a result, it is possible that one or more Subadvisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

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New Fund Risk. The Fund is new and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board may determine to liquidate the Fund at any time without shareholder approval. Such a liquidation could have negative tax consequences for shareholders.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of an issuer's assets in the event of its liquidation are generally subordinated to the rights associated with an issuer's debt securities. Preferred stock may also be subject to credit risk.

Short Selling Risk. The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Furthermore, because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may involve transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund's returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund's performance.

In addition, when the Fund is selling stocks short, it must segregate with its custodian cash and/or liquid assets equal to the current market value of the stocks sold short less any collateral deposited (other than the proceeds of the short sale) with the Fund's broker, which could limit the Fund's ability to pursue other opportunities as they arise. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

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Management

The Absolute Convertible Arbitrage Fund (the "Fund") is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Adviser's website at www.absoluteadvisers.com.

The Adviser and Subadviser

The Fund's investment adviser is Absolute Investment Advisers LLC (the "Adviser"), 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2017, Absolute had over $444 million of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute receives an advisory fee at an annual rate equal to 1.40% of the Fund's average annual daily net assets under the terms of the Investment Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. In addition, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75% on assets up to $25 million and 1.49% on assets exceeding $25 million, through August 1, 2019 (the "Expense Cap"). The Fund has agreed to repay Absolute for any advisory fees forgone and any operating expenses that Absolute reimburses under the expense limitation agreement, if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

The Fund has not yet commenced operations prior to the date of this Prospectus. Accordingly, no subadvisory fees have been paid to the Subadviser. The Adviser compensates the Subadviser from the advisory fees received by the Adviser. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of subadvisers with varying management fees. It is expected that the aggregate fees paid to the Subadviser will be approximately 0.80% of the Fund's average daily net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with Absolute and the Fund and the sub-advisory agreement between Absolute and the Subadviser will be available in the Fund's first report to shareholders.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to the following Subadviser. Absolute retains overall supervisory responsibility of the general management and investment of the Fund's assets.

Subadviser	Investment Strategy
Mohican Financial Management, LLC 21 River Road, Suite 2100 Wilton, CT 06897	Convertible Arbitrage

Mohican Financial Management, LLC was founded in 2002 and provides investment advisory services for another pooled investment vehicle.

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Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the "SEC"), Absolute, subject to Board approval, may enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without the approval of Fund shareholders ("Exemptive Relief"). Absolute is ultimately responsible, subject to the oversight of the board, for overseeing the Subadvisers and recommends their hiring, termination and replacement. Pursuant to the Exemptive Relief, the Fund will notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser.

Portfolio Managers

Jay Compson. Mr. Compson is a Portfolio Manager for the Fund and is responsible for Subadviser selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Compson has served as a Portfolio Manager of the Fund since it commenced operations in August 2017.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks — Lehman Brothers and Tucker Anthony Sutro.

Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University's Stern School of Business.

Eric Hage. Mr. Hage is a Portfolio Manager for the Fund and, as the Chief Investment Officer of the Subadviser, is responsible for managing the convertible arbitrage portfolio. Mr. Hage has served as a Portfolio Manager of the Fund since its inception in August 2017.

Prior to founding Mohican in 2002, Mr. Hage spent several years trading and selling convertible securities for investment banks Citigroup, Bear Stearns and Smith Barney. Mr. Hage received his BS degree from Cornell University and his MBA from Columbia Business School.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with Absolute or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Absolute or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers, if any, to the extent applicable, may be different in dollar and percentage amount for different classes of the Fund, may be voluntary, and do not affect the Adviser's contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect.

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Subadviser Related Historical Performance

The past performance information shown below represents a composite of the performance achieved by Mohican in managing a portion of two registered funds (each, a "Sleeve," and together, the "Mohican Composite"), representing all accounts with investment objectives, policies and strategies substantially similar to the Fund. The inception dates of the Sleeves were, respectively, January 19, 2007 and October 1, 2014.

The Mohican Composite performance has been provided by Mohican to illustrate the past performance of Mohican as measured against a broad based market index, the HFRX Fixed Income Convertible Arbitrage Index. The Mohican Composite performance does not represent the historical performance of the Fund, nor should it be considered a substitute for the Fund's performance. Results may differ as between the Mohican Composite and the Fund because of, among other factors, differences in brokerage commissions, differences in the management fees, the size of positions taken in relation to the size of the portfolios, diversification of the portfolios, timing of purchases and sales, and availability of cash for new investment. Further, the performance information shown in the Mohican Composite was calculated differently than the methodology mandated by the SEC for registered investment companies in that it was calculated using an asset weighted average of the returns of the Sleeves.

The Mohican Composite's gross of fee performance reflects returns gross of management fees but net of all trading expenses (including dividend and interest expense on short sales). The Mohican Composite's net of fee performance reflects returns adjusted to assume that all fees and expenses of the Fund, as reflected in the Fee and Expense Table, were deducted during such periods, except that, as noted above, dividend and interest expense on short sales have been previously deducted from gross returns. The use of the adjusted data does not result in a performance calculation that is higher than what it would have been if using actual fees and expenses of the Sleeves. Past performance data is not an indication of the future performance of the Fund. Mohican and Atlantic maintain all performance records for the Mohican Composite. As of June 30, 2017, the Sleeves had total assets under management of $85.7 million.

Schedule of Comparative Performance Statistics (as of December 31 for each year).

Year	Mohican Composite Net- -of-Fees Return	Mohican Composite Gross- -of-Fees Return	HFRX Fixed Income Convertible Arbitrage Index	S&P 500® Index
2007*	5.05%	6.90%	-0.95%**	4.52%
2008	-11.49%	-9.92%	-58.37%	-37.00%
2009	28.72%	30.94%	42.46%	26.46%
2010	6.15%	8.01%	8.76%	15.06%
2011	2.09%	3.89%	-3.07%	2.11%
2012	3.27%	5.09%	7.21%	16.00%
2013	2.96%	4.77%	10.42%	32.39%
2014	-0.59%	1.16%	-9.35%	13.69%
2015	-3.05%	-1.33%	-0.12%	1.38%
2016	9.04%	10.95%	5.76%	11.96%
2017***	2.64%	3.54%	4.35%	9.34%

* Represents a partial year beginning January 19, 2007

** Represents performance from December 31, 2006 to December 31, 2007.

*** Represents performance through June 30, 2017.

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S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends and does not reflect deduction of expenses.

HFRX Fixed Income Convertible Arbitrage Index is designed to reflect the performance of the hedge fund universe employing convertible arbitrage strategies. The index selects constituents which exhibit strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between the price of a convertible security and the price of a non-convertible security, typically of the same issuer. The methodology employed by Hedge Fund Research, Inc. is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the hedge fund universe.

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	3 Year	5 Year	Since Inception*
Mohican Composite	9.04%	1.67%	2.25%	3.79%

HFRX Fixed Income Convertible Arbitrage Index	5.76%	-1.44%	2.54%	-3.48%**
S&P 500® Index	11.96%	8.87%	14.66%	6.88%

* Inception date for the Mohican Composite was January 19, 2007.

** Since December 31, 2006

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Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays and early closings, which can be found at www.nyse.com, and which are subject to change without notice. Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days when shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund

How to Contact the Fund

E-mail the Fund at:

absolute.ta@atlanticfundservices.com

Telephone the Fund at:

(888) 99-ABSOLUTE

(888) 992-2765 (toll free)

Website Address:

www.absoluteadvisers.com

Write the Fund:

Absolute Convertible Arbitrage Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Absolute Convertible Arbitrage Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free) to obtain the ABA routing number and account number for the Fund.

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business day. In the absence of sales, such securities are valued at the mean of the last bid and asked prices. Investments in non-exchange traded investment companies are valued at their NAVs. Futures contracts are valued at that day's last reported settlement price on the exchange where the contract is traded. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask prices will be valued at the mean of the closing bid and ask prices. Quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange  rate in effect at the time the NAV is calculated. Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program

21

sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

Absolute or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from Absolute or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Absolute Convertible Arbitrage Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Absolute Convertible Arbitrage Fund." A $20 charge may be imposed on any returned checks.

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ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

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Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

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How to Open an Account	How to Add to Your Account

By ACH Payment

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund's NAV, (2) an increase in the Fund's expenses, and (3) interference with the portfolio manager's ability to execute efficient investment strategies. The Adviser believes, however, that the Fund's portfolio generally will not be attractive to frequent traders or susceptible to market timing because of the lack of publicly available information about the net exposure of the Fund and the prices of the bonds in the Fund's portfolio. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund's portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the

25

NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time

26

without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$5,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

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Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them semi-annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") paid by the Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders other than qualified retirement plans and accounts and other tax-exempt investors are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital, which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

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Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 28% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares") must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service ("IRS") for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, sub-adviser(s), custodian, principal underwriter and transfer agent who provide services to the Fund.  Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

31

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Annual and Semi-Annual Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Convertible Arbitrage Fund
P.O. Box 588
Portland, Maine 04112
(888) 99-ABSOLUTE or
(888) 992-2765 (toll free)

The Fund's Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Adviser's website at: www.absoluteadvisers.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, when they are available, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports, when they are available, and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

212-PRU3-0817

Investment Company Act File No. 811-03023

Statement of Additional Information

August 14, 2017

Absolute Convertible Arbitrage Fund

Institutional Shares (ARBIX)

Investment Adviser:
Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, MA 02043
www.absoluteadvisers.com

Account Information
and Shareholder Services:
Absolute Convertible Arbitrage Fund
P.O. Box 588
Portland, Maine 04112
(888) 99-ABSOLUTE (toll free)
(888) 992-2765 (toll free)
absolute.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated August 14, 2017, as it may be amended from time to time (the "Prospectus"), offering Institutional shares of Absolute Convertible Arbitrage Fund (the "Fund"), a separate series of Forum Funds (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. You may also obtain the Prospectus on the Adviser's website listed above. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus.

The Fund has not commenced operations as of the date hereof and thus the Fund's financial statements are not available at this time. Copies of the Fund's Annual Report may be obtained, when they are available, without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" or "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRC" means the Internal Revenue Code of 1986, as amended.

"IRS" means the Internal Revenue Service.

"NAV" means net asset value per share.

"RIC" means a domestic corporation qualified as a "regulated investment company" (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

"SEC" means the U.S. Securities and Exchange Commission.

"Subadviser" means Mohican Financial Management, LLC, the Fund's subadviser.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund's investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are "Baa" in the case of Moody's Investors Service, Inc. ("Moody's") and "BBB" in the cases of Standard & Poor's Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch"); for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as "junk bonds") are inherently speculative and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations ("NRSROs"), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser or the Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock, including adjustable-rate preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The Fund may purchase trust preferred securities, also known as "trust preferreds", which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock because convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities. Furthermore, identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. A Fund may also realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities. Difficulty in borrowing stock, cost of borrowing stock and lack of immediate convertibility pose additional risks.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

ADRs and EDRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when U.S. markets are not open for trading.

In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment Trusts and Royalty Trusts. The Fund may purchase interests in real estate investment trusts ("REITs") and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the IRC, as amended, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C. Fixed-Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include securities issued or guaranteed by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association ("GNMA") and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) ("FNMA") securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation ("FHLMC") securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations, which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities ("TIPS"). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond's principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the "reference rate"), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute or a Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute or a Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute or a Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute or a Subadviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. The risks associated with rising interest rates may be more pronounced due to the current period of historically low rates.

Credit. The Fund's investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security's credit quality or price. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so. Entities providing credit or liquidity support also may be affected by these types of changes.

Moody's, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

D. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•Information about the companies in these countries is not always readily available;

•Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

•Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

•The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

•Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

•Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

•Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

•Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

•Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign and Non-U.S. Dollar Denominated Debt Securities. The Fund may invest in foreign government securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Certain foreign securities may be non-U.S. dollar-denominated securities, including debt obligations denominated in foreign or composite securities. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

Different kinds of foreign government securities have different kinds of government support. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.

For purposes of the Fund's concentration policies, the Fund treats each foreign government or sovereign as its own industry. Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in debt obligations issued by entities that the Adviser considers to be comparable to entities in the categories enumerated above or foreign corporations.

Brexit. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, Prime Minister Theresa May provided formal notification of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification begins a two-year period of negotiations about the terms of the United Kingdom's exit from the EU. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. These developments could have a material adverse effect on the secondary market for securities in which the Fund invests and could result in significantly reduced liquidity.

E. Foreign Currencies Transactions

1. General

The Fund may invest in foreign currencies and investments in foreign companies will usually involve currencies of foreign countries. The Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered "derivatives" — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund may enter into forward contracts for speculative purposes.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in the currency. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

F. Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. All derivatives can create leverage. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) does not exceed 5% of the liquidation value of the fund's portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser's ability to use derivatives as part of the Fund's investment strategies. Although the Adviser expects to be able to execute the Fund's strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account in the prescribed amount. The value of the segregated assets, which is marked to market daily, will be at least equal to the Fund's commitment under these transactions less any proceeds or margin on deposit. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Commodities. Prices of various commodities may be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund's shares.

Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute's or a Subadviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund's chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be segregated in accordance with SEC positions. The Fund is also required to segregate liquid assets equivalent to the Fund's outstanding obligations under the contract in accordance with the requirements of the 1940 Act. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Credit Default Swaps. The Fund may invest in credit default swaps ("CDS"). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments and periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. For CDS contracts that the Fund purchases, the Fund is required to segregate liquid assets equal to the amount of any unpaid accrued premiums.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total Return Swaps. The Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may have the effect of adding leverage to the Fund's portfolio because the Fund would become subject to investment exposure in an amount equal to the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

G. Illiquid and Restricted Securities

1. General

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

Rule 144A Securities Risk. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Subadviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Board. Each Subadviser determines and monitors the liquidity of Fund assets under its management and reports periodically on its decisions to the Board. A Subadviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Subadviser may determine that the securities are not illiquid.

H. Investment Company Securities and Exchange-Traded Products

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund's investment objectives and strategies, including those managed by Absolute or one or more Subadvisers or their affiliates. Absolute and the Subadvisers may be subject to conflicts of interest in allocating Fund assets to other funds to the extent they paid a fee to such a fund. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act and the rules promulgated thereunder.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund's investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund's total assets in any one company, and 10% of the Fund's total assets in investment companies generally. Under certain circumstances, the Fund may invest its assets in accordance with Section 12(d)(1)(F) of the 1940 Act and, thereby, invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies. The Fund's investments in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above. Shares of an exchange-traded fund ("ETF") that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations may also be excluded from such restrictions.

The Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial instruments). Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS, NASDAQ 100 Index Tracking Stock ("QQQs") iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest in Exchange Traded Notes ("ETNs"), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may invest also in other Exchange Traded Products ("ETPs") that, like an ETF, invest in a pool of assets and are traded on an exchange. ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with the Fund's investments in such ETPs, which are detailed below in "Taxation - Certain Tax Rules Applicable to the Fund's Transactions - Investments in LLCs, LPs and Grantor Trusts."

Risks. The Fund, as a shareholder of another investment company, ETF, or ETP will bear its pro-rata portion of the other investment company, ETF or ETP's fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, ETF, or ETP which generally reflect the risks of the underlying securities. To the extent that the Fund invests in investment companies that invest primarily in the common stock of companies located outside the U.S., see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Foreign Securities" above.

As a shareholder, the Fund must rely on the investment company, ETF, or ETP to achieve its investment objective. If the investment company, ETF, or ETP fails to achieve its investment objective, the value of the Fund's investment may decline, adversely affecting the Fund's performance.

Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF's NAV. In addition, ETFs are subject to the risk that trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, because the value of ETF shares depends on the demand in the market, the Adviser and/or Subadviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for "Corporate Debt Obligations" above.

I. Cash Instruments

Temporary Defensive Position. The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Cash Management. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund's investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

J. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

K. Multi-Manager Strategy Risk

Fund performance is dependent upon the success of the adviser and subadvisers in implementing the Fund's investment strategies in pursuit of its goal. The Fund's performance will depend on the success of Absolute's methodology in allocating the Fund's assets to underlying subadvisers and its selection and oversight of subadvisers. To the extent the underlying subadvisers' investment styles are not complimentary to each other, the Fund's performance could be negatively affected. In addition, underlying subadvisers could enter into conflicting transactions (e.g. one subadviser purchasing a security at the same time another subadviser sells the same security or the Fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund's performance. Multi-manager strategies can increase the Fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs. Some underlying subadvisers have limited experience managing mutual funds, which, unlike other funds these subadvisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

L. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund's total assets.

2. Concentration

Purchase a security if, as a result, 25% or more of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry or group of industries. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities or on investments in registered investment companies.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or whose value is tied to the value of physical commodities).

7. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to concentration set forth in (2) above, the Fund normally assesses its industry concentration by categorizing its investments by industry as identified by the Standard Industrial Classification ("SIC") system. The SIC system categorizes issuers by industry based on the issuers' primary business activities.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

The Fund is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different boards of trustees. The Trust's Board oversees its 23 separate series, and another board of trustees oversees Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least two-thirds of the Board members. J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or the "Administrator").

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	23	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	23	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium- sized businesses in New England) since 1991.	23	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Holdings Corp. I since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds (all registered investment companies).

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.; and multiple years of service as a trustee and as Independent Chair. Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a trustee. Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee. Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested trustee of Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and the Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadviser oversee and regularly monitor the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser or the Subadviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser or the Subadviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2016	Aggregate Dollar Range of Ownership as of December 31, 2016 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
J. Michael Parish	None	Over $100,000
Costas Azariadis	None	None
James C. Cheng	None	None
David Tucker	None	None
Interested Trustee
John Y. Keffer	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2016, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2017, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended March 31, 2017, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2017, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each trustee is paid an annual fee of $50,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. The Vice Chairman of the Board is paid an annual fee of $56,000. The Chairman of the Audit Committee is paid an additional fee of $6,000 annually. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees estimated to be paid to each trustee by the Fund and the Trust for the fiscal year ending March 31, 2017.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
J. Michael Parish	$3,919	N/A	$71,250
Costas Azariadis	$2,943	N/A	$53,500
James C. Cheng	$3,273	N/A	$59,500
David Tucker	$3,080	N/A	$100,500
John Y. Keffer	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser And Subadviser. The following persons/entities control Absolute and the Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2017:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay Compson	3 accounts $550.4 million	1 account $4.6 million	None	3 accounts $550.4 million	1 account $4.6 million	None
Eric Hage	2 accounts $89.9 million	1 account $18.2 million	None	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's policies and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Fund and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson	Base salary and percentage of Adviser profits. The base salary is fixed. The percentage is based on equity participation in the firm. Compensation is not based on the investment performance of the Fund or other advisory accounts.
Eric Hage	Compensation will be a function of the overall profitability of the Subadviser.

Portfolio Manager Ownership in the Fund. The Fund has not yet commenced operations prior to the date of this SAI. Accordingly, the Fund's portfolio managers do not own any shares of the Fund.

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.40% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund. Absolute waives its investment advisory fees for any Fund assets invested in pooled investment vehicles sponsored by it.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75% on assets up to $25 million and 1.49% on assets exceeding $25 million, through August 1, 2019 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses Expense After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund. Absolute waives its investment advisory fees for any Fund assets invested in pooled investment vehicles sponsored by it.

The Adviser compensates the Subadviser from the advisory fee received by the Adviser. The Fund has not yet commenced operations prior to the date of this SAI. Accordingly, no subadvisory fees have been paid to the Subadviser and the amount of advisory fees paid is not provided. The aggregate subadvisory fee paid may change over time due to a number of factors such as subadvisory fee waivers of the addition or subtraction of subadvisers with varying management fees. It is expected that the aggregate fees paid to the Subadviser will be approximately 0.80% of the Fund's average daily net assets.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Absolute is not affiliated with Atlantic or any company affiliated with Atlantic.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee from the Adviser's own resources for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the "Transfer Agent"), a wholly-owned subsidiary of Atlantic, serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, fee data for the aforementioned services are not provided.

Custodian. State Street Bank and Trust Company (the "Custodian") is the custodian for the Fund. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at One Lincoln Street, Boston, Massachusetts 02210.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or the Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or the Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

The Fund had not commenced operations prior to the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

C. Adviser and Subadviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek "best execution" for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser takes into account factors such as size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser or Subadviser may pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser and Subadviser may also give consideration to research services furnished to the Adviser or Subadviser by broker-dealers and may cause the Fund to pay these brokers a higher amount of commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser or Subadviser uses the research to manage all client accounts. Therefore, commission dollars spent for research generally benefit all of the Adviser's or Subadviser's clients and the Fund's investors, although a particular client may not benefit from all the research received on each occasion. The Adviser and Subadviser does not reduce their fees because the Adviser or Subadviser receives research.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Fund did not direct brokerage to any broker for research services provided to the Fund during the fiscal year.

D. Counterparty Risk

The Adviser or the Subadviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or the Subadviser may effect brokerage transactions through affiliates of the Adviser or the Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or the Subadviser or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's or the Subadviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. The Fund had not commenced operations prior to the date of this SAI. Accordingly, data regarding the Fund's regular broker-dealers is not included.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders, when they are available, or a copy of the Fund's latest Form N-Q, when it is available, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q, when they are available, by accessing the SEC's website at www.sec.gov.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Adviser has regular and continuous access to the Fund's portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund accountant, as well as independent auditors, proxy voting services, mailing services, financial printers and ratings and ranking organizations may have access to the Fund's nonpublic portfolio holdings information, provided that the Fund receives reasonable assurance that: (1) the holdings information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited. The trustees, the Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. The nonpublic portfolio holdings information may be provided to such Recipients on an on-going basis during the course of the services they provide to the Fund, and each of such Recipients is subject to a duty of confidentiality. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

The Adviser and Subadviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadviser and their affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser or Subadviser.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Trust's Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, as described below.

The NYSE is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as the markets or exchanges on which they trade are other than the NYSE and may be closed.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price.

Futures contracts are valued at that day's last reported settlement price on the exchange where the contract is traded.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data. If the prices provided by pricing services and independent quoted prices are unreliable, the Valuation Committee described below will fair value the security using the Trust's fair value procedures.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify or to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a "qualified publicly traded partnership" ("QPTP") (income described in (1) and (2) collectively "Qualifying Income") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from sources described in clause (1).

•The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs ("25% Limitation").

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an "individual shareholder"), the part thereof that is "qualified dividend income" would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for an individual shareholder with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds (which will be adjusted for inflation annually), and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 35%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund's after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing all or substantially all of its investment company taxable income and net exempt-interest income, if any, for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as "qualified dividend income" and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as "qualified dividend income."

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable "return of capital." A return of capital distribution will reduce a shareholder's tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder's basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is "effectively connected" will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty)

on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as "interest-related dividends" or as "short-term capital gain dividends" paid by the Fund with respect to its "qualified net interest income" or "qualified short-term gain," respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act ("FATCA")

Under FATCA, foreign financial institutions ("FFIs") and non-financial foreign entities ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares that are paid after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an "IGA") with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a "wash" sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of a Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the IRC) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 ("Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss;

however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Original Issue Discount ("OID "), Inflation-Indexed, and Payment-in-Kind Securities.

The Fund may acquire (1) zero-coupon or other securities (such as strips and delayed-interest securities) issued with OID and/or (2) Treasury inflation-indexed securities (initially known as Treasury inflation-protected securities, or "TIPS") or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. As a holder of those securities, The Fund must include in its gross income the OID that accrues on the securities, and the amount of any principal increases on each inflation-indexed security it holds, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because The Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, The Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from The Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal tax purposes (a "PFIC") and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, "PFIC Income"), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from "passive income" (including interest and dividends) or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, "passive income." The Fund's distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders' "qualified dividend income" described in the Prospectus.

The Fund may elect to "mark to market" its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in income by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs and Grantor Trusts.  The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a "publicly traded partnership" (a "PTP") or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to an LLC or LP that is a non-QPTP, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as "qualified dividend income" and disposition of the Fund's interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the LLC's or LP's income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities. Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated for those purposes as owning a fractional undivided beneficial interest in the trust's assets and will be required to include its proportionate share of the trust's income, deductions, and credits in computing its taxable income and credits. Because those trusts ordinarily generate gross income that is not Qualifying Income, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

G. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, "foreign source income") may be subject to foreign or possession income or other taxes withheld at the source (collectively, "foreign taxes"). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes or exemption from taxes on foreign source income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries will vary.

H. Capital Loss Carryovers ("CLCOs")

The Fund may have capital loss carryovers (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term, from a previous taxable year or years) ("CLCOs") for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund's financial statements. Any such losses may not be carried back.

I. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

The Fund is newly organized and has not yet commenced operations.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Effective June 9, 2016 and September 8, 2016, the Board adopted certain additional changes to the Trust's Amended and Restated Trust Instrument. These changes include, among other matters, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) provide that any action brought by a shareholder related to the Fund will be brought in the Delaware Court of Chancery; (iii) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts; and (iv) establish certain procedures and limitations regarding shareholder lawsuits on behalf of the Trust. The foregoing description is qualified in its entirety by the full text of the Amended and Restated Trust Instrument.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendices B and C.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Trust's independent registered public accounting firm, BBD, audits and reports on the Fund's annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - TRUST PROXY VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

B-1

(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

B-2

APPENDIX C - ADVISER/SUBADVISER PROXY VOTING PROCEDURES

ABSOLUTE INVESTMENT ADVISERS LLC PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the "Adviser") has discretion to vote the proxies received by Absolute Convertible Arbitrage Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Although the Adviser generally does not vote proxies, if such action would occur, the Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these policies and procedures.

II. POLICIES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted these proxy voting policies. To the extent that these policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act to promote the Fund's investment objectives.

(A) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Trust's Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E) Abstention

The Adviser may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.	A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

A.	The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

MOHICAN FINANCIAL MANAGEMENT, LLC PROXY VOTING PROCEDURES

MOHICAN FINANCIAL MANAGEMENT, LLC.

Mohican Financial PROXY VOTING POLICY and procedures

Requirements

An investment adviser that exercises voting authority over client proxies is required to:

Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients;

Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

Disclose to clients how they may obtain information on how the adviser has voted their proxies;

Maintain certain records related to proxy voting.

Policy

The investment strategy of the Firm does not include long holdings in equities; the Firm therefore does not acquire any voting rights or related proxies. In the event that the Firm changes its investment strategy in a manner that would introduce proxies, compliant policies and procedures will be adopted. Such policies and procedures would address conflicts of interest, recordkeeping, and disclosures, including disclosure to clients of policy and how proxies were voted.

APPENDIX D - AUDITED FINANCIALS FOR THE PREDECESSOR HEDGE FUND

MOHICAN VCA FUND, L.P.

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2016 and 2015

(INCLUDING THE FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT OF
MOHICAN VCA MASTER FUND, LTD.)

MOHICAN VCA FUND, L.P.
MASTER

Section
Mohican VCA Fund, L.P.
Financial Statements and Independent Auditors' Report
As of December 31, 2016 and 2015 and for the years then ended	I

Mohican VCA Master Fund, Ltd.
Financial Statements and Independent Auditors' Report
As of December 31, 2015 and for the year then ended	II

MOHICAN VCA FUND, L.P.

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2016 and 2015

MOHICAN VCA FUND, L.P.
CONTENTS

Independent Auditors' Report	1

Financial Statements
Statement of Financial Condition	2
Statement of Operations	3
Statement of Changes in Partners' Capital	4
Schedule of Investments	5-8
Notes to Financial Statements	9-18

INDEPENDENT AUDITORS' REPORT

To the Partners of
Mohican VCA Fund, LP

We have audited the accompanying financial statements of Mohican VCA Fund, LP. (the "Fund"), which comprise the statement of financial condition, as of December 31, 2016 and 2015 (including a schedule of investments as of December 31, 2016), and the related statements of operations and changes in partners' capital for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. Our procedures include confirmation of securities owned as of December 31, 2016 and 2015 by correspondence with the custodian and brokers. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mohican VCA Fund, LP as of December 31, 2016 and 2015, and the results of its operations for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado
June 21, 2017

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Partners of
Mohican VCA Fund, LP

To the best of the knowledge and belief of the undersigned, the information contained in this Annual Report for the years ended December 31, 2016 and 2015 is accurate and complete.

By:	/s/ Daniel Hage
Mohican Capital Management, LLC Commodity Pool Operator for Mohican VCA Fund, LP By: Daniel Hage Managing Member of the Commodity Pool Operator

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Partners of
Mohican VCA Master Fund, Ltd.

To the best of the knowledge and belief of the undersigned, the information contained in this Annual Report for the year ended December 31, 2015 is accurate and complete.

By:	/s/ Daniel Hage
Mohican Capital Management, LLC Commodity Pool Operator for Mohican VCA Master Fund, Ltd. By: Daniel Hage Managing Member of the Commodity Pool Operator

MOHICAN VCA FUND, L.P.
STATEMENT OF FINANCIAL CONDITION
(Expressed in United States Dollars)
December 31, 2016 and 2015

ASSETS	2016	2015

Investments in securities, at fair value
(cost $14,152,786)	$14,890,045	$—
Derivative contracts, at fair value	3,594	—
Due from brokers	9,278,907	—
Interest receivable	88,459	—
Receivable from Mohican VCA Master Fund, Ltd.	—	12,260,375
Cash	13,677	13,677
	$24,274,682	$12,274,052

LIABILITIES AND PARTNERS' CAPITAL

Securities sold short, at fair value
(proceeds $5,720,584)	$6,271,045	$ —
Accrued expenses	36,500	—
Total liabilities	$6,307,545	$ —

Partners' capital	$17,967,137	$12,274,052

See accompanying notes to financial statements.	2

MOHICAN VCA FUND, L.P.
STATEMENT OF OPERATIONS
(Expressed in United States Dollars)
Year Ended December 31, 2016 and 2015

	2016	2015
Net investment income (loss) allocated
from Mohican VCA Master Fund, Ltd.
Interest income	$—	$480,305
Interest and dividend expense	—	(107,080)
Management fees	—	(60,477)
Administrative fees	—	(39,135)
Professional fees and other	—	(50,428)
Total net investment gain allocated
from Mohican VCA Master Fund, Ltd.	—	223,185

Fund expenses
Professional fees and other	—	2,459

Net investment gain	—	220,726

Realized and unrealized gain (loss) on investments
allocated from Mohican VCA Master Fund, Ltd.
Net realized gain on securities	—	1,084,319
Net change in unrealized depreciation on securities	—	(1,249,143)
Net realized loss on derivative contracts	—	(43,514)
Net change in unrealized appreciation on derivative contracts	—	4,829

Net loss on investments	—	(203,509)

Investment income
Interest and other	463,649	—

Expenses
Interest and dividends	25,549	—
Management fees	58,251	—
Administrative fees	18,556	—
Professional fees and other	30,994	—
Total expenses	133,350	—

Net investment income	330,299	—

Realized and unrealized gain (loss) on investments
Net realized loss on securities	(425,832)	—
Net loss on derivative contracts	(10,536)	—
Net change in unrealized appreciation on securities	2,071,276	—

Net gain on investments	1,634,908	—

Net income	$1,965,207	$17,217

See accompanying notes to financial statements.	3

MOHICAN VCA FUND, L.P.
STATEMENT OF CHANGES IN PARTNERS' CAPITAL
(Expressed in United States Dollars)
Year Ended December 31, 2016 and 2015

	General Partner	Limited Partners	Total
Partners' capital, December 31, 2014	$1,145,234	$11,151,601	$12,296,835

Capital contributions	—	—	—

Capital withdrawals	—	(40,000)	(40,000)

Allocation of net income
Pro rata allocation	6,827	10,390	17,217
	6,827	10,390	17,217

Partners' capital, December 31, 2015	$1,152,061	$11,121,991	$12,274,052

Capital contributions	—	3,739,878	3,739,878

Capital withdrawals	—	(12,000)	(12,000)

Allocation of net income
Pro rata allocation	145,937	1,819,270	1,965,207
Reallocation to General Partner	63,734	(63,734)	—
	209,671	1,755,536	1,965,207

Partners' capital, December 31, 2016	$1,361,732	$16,605,405	$17,967,137

See accompanying notes to financial statements.	4

MOHICAN VCA FUND, L.P.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)
December 31, 2016

	Principal Amount/number of shares	Percentage of Net Assets	Fair Value

Investments in securities, at fair value

Common stocks
United States
Biotechnology
Protalix Biotherapeutics Inc	93,700	0.2%	$41,697
Total common stocks (cost $36,087)		0.2%	$41,697

Debt securities
United States

Air services
Macquarie Infrastructure Corp 2% 10/01/2023	$200,000	1.1%	$201,376
Bank
Escrow Bank USA 3% 12/15/2020	$300,000	0.0	30
Biotechnology
Protalex Biotherapeutics Inc 144A 7.5% 11/15/2021	$131,000	0.6	113,479
Quidel Corp 3.25% 12/15/2020	800,000	4.4	788,000
Theravance Biopharma Inc 3.25% 11/01/2023	$500,000	3.2	568,440
Consumer discretionary
Carriage Services Inc 2.75% 3/15/2021	$800,000	6.0	1,075,504
Drug Manufecturers
Depomed Inc 2.5% 9/01/2021	$400,000	2.5	455,500
Electronic
TTM Technologies Inc. 1.750% 12/15/20	$800,000	6.8	1,218,504
Energy
Renewable Energy Group Inc 2.75% 6/15/2019	$843,000	4.5	811,388
Entertainment
Global Eagle Entertainment Inc 2.75% 2/15/2035	$850,000	3.8	681,062
Financial Services
Ascent Capital Group Inc 4% 7/15/2020	$200,000	0.8	150,000
Encore Capital Group Inc 3% 7/01/2020	$300,000	1.6	280,125
FXCM Inc 2.25% 6/15/2018	$200,000	0.6	107,000
Health Care
Aceto Corp 2% 11/01/2020	$500,000	2.7	480,314
Albany Molecular Research Inc. 2.250% 11/15/18	$850,000	6.1	1,102,875
Fluidigm Corp 2.75% 02/01/2034	$900,000	3.5	621,567
Repligen Corp 2.125% 6/01/2021	$805,000	5.3	951,413
Tivity Health Inc 1.5% 07/01/2018	$550,000	3.9	702,972

See accompanying notes to financial statements.	5

MOHICAN VCA FUND, L.P.
SCHEDULE OF INVESTMENTS (CONTINUED)
(Expressed in United States Dollars)
December 31, 2016

	Principal Amount/number of shares	Percentage of Net Assets	Fair Value
Investments in securities, at fair value (continued)

Debt securities
United States

Information technology
Advanced Micro Devices Inc 2.125% 09/01/2026	$500,000	4.4%	$788,440
Avid Technology Inc 2% 06/15/2020	$250,000	0.9	166,408
Blucora Inc 4.25% 04/01/2019	$200,000	1.1	199,000
Enernoc Inc 2.25% 08/15/2019	$1,000,000	4.4	790,000
Envestnet Inc 1.75% 12/15/2019	$600,000	3.2	571,500
Pandora Media Inc 1.75% 12/01/2020	$500,000	2.9	512,500
Quantum Corp 4.5% 11/15/2017	$300,000	1.6	291,939
Pharmaceuticals
Acorda Therapeutics Inc 1.75% 06/15/2021	$600,000	2.5	456,000
Telecommunications
Alaska Communications Systems
Group Inc 6.25% 05/01/2018	$250,000	1.4	246,874
Transportation
Echo Global Logistics Inc 2.5% 05/01/2020	$500,000	2.7	490,000
Total debt securities (cost $14,124,042)		82.5%	$14,822,210

Exchange Traded Fund
United States
US Treasury Index
Ipath S&P 500 VIX Mid-term Futures	750	0.1%	$26,138
Total exchange trust fund (cost $28,744)		0.1	26,138

Total investment in securities, at fair value
(cost $14,152,786)		82.6%	$14,890,045

See accompanying notes to financial statements.	6

MOHICAN VCA FUND, L.P.
SCHEDULE OF INVESTMENTS (CONTINUED)
(Expressed in United States Dollars)
December 31, 2016

	Number of Shares	Percentage of Net Assets*	Fair Value
Securities sold short, at fair value

Common stock
United States
Air Services
Macquarie Infrastructure corp	530	0.2%	$43,301
Biotechnology
Quidel Corp	11,930	1.4	255,541
Repligen Corp	16,700	2.9	514,694
Theravance Biopharma Inc	10,448	1.9	333,082
Consumer Discretionary
Carriage Services Inc	27,500	4.4	787,600
Drug Manufecturers
Depomed Inc	15,600	1.6	281,112
Electronics
TTM Technologies	68,000	5.2	926,840
Energy
Renewable Energy Group Inc	27,500	1.5	265,198
Entertainment
Global Eagle Entertainment Inc	13,300	0.5	85,918
Financial Services
Ascent Capital Group Inc	730	0.1	11,870
Encore Capital Group Inc	2,900	0.5	83,085
Enernoc Inc	8,900	0.3	53,400
FXCM Inc	200	0.0	1,410
Health Care
Aceto Corp	7,200	0.9	158,184
Albany Molecular Research Inc.	38,200	4.0	716,632
Fluidigm Corp	6,700	0.3	48,776
Healthways Inc	21,300	2.7	484,575
Information technology
Advanced Micro Devices Inc	53,700	3.4	608,958
Avid Technology Inc	5,300	0.1	23,320
Blucora Inc	900	0.1	13,275
Envestnet Inc	2,415	0.5	85,129
Pandora Media Inc	16,200	1.2	211,248
Quantum Corp	22,900	0.1	19,055
Pharmaceuticals
Acorda Therapeutics Inc	6,040	0.6	113,552
Transportation
Echo Global Logistics Inc	5,800	0.8	145,290
Total common stocks (proceeds $5,720,584)		34.9%	$6,271,045

See accompanying notes to financial statements.	7

MOHICAN VCA FUND, L.P.
SCHEDULE OF INVESTMENTS (CONTINUED)
(Expressed in United States Dollars)
December 31, 2016

	Number of Shares	Percentage of Net Assets	Fair Value

Derivative contracts - at fair value
Net equity in future contracts
United States Treasury Obligations
Mar 17 CBT 10 Year T-Note		0.0%	$860
Mar 17 CBT 5 Year T-Note		0.0	2,734
Total derivative contracts - at fair value		0.0%	$3,594

See accompanying notes to financial statements.	8

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies

Nature of Operations

Mohican VCA Fund, L.P. (the "Partnership"), a New York limited partnership, commenced operations on September 12, 2002. The Partnership was organized for the purpose of serving as an "onshore feeder" for onshore investments in Mohican VCA Master Fund, Ltd. (the "Master Fund"). The Partnership is managed by Mohican Capital Management, LLC (the "General Partner") and Mohican Financial Management, LLC (the "Management Company"). The Investment Manager is registered with the United States Securities and Exchange Commission as a registered investment adviser under the Investment Advisor Act of 1940.

The Partnership invests substantially all of its assets through a master-feeder structure in the Master Fund, a Cayman Islands investment company that has the same investment objectives as the Partnership. The financial statements of the Master Fund, including the condensed schedule of investments, are included in Section II of this report and should be read with the Partnership's financial statements. The Partnership owned approximately 65.9% of the Master Fund at December 31, 2015. The Master Fund was fully absorbed by the Partnership as of January 1, 2016.

Basis of Presentation

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America "(GAAP"). The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946.

Capital Withdrawals Payable

Capital withdrawals are recognized as liabilities when the amount requested in the capital withdrawal notice become fixed, which generally occurs on the last day of a fiscal quarter. As a result, capital withdrawals paid after the end of the year, based on partners' capital balances at year-end, are included in capital withdrawals payable at December 31 of that year. Capital withdrawal notices received for which the dollar amount is not fixed remain in partners' capital until the amount is determined. There were no capital withdrawals payable as of December 31, 2016 or 2015.

9

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in Mohican VCA Master Fund, Ltd.

The Partnership records its investment in the Master Fund equal to its proportionate share of the net asset value of the Master Fund at the close of the period. Valuation of investments held at the Master Fund, including, but not limited to the valuation techniques used and categorized within the fair value hierarchy of investments held by the Master Fund, are discussed in the notes to the Master Fund financial statements included in Section II of this report. As of December 31, 2015, the Master Fund has decided to cease operations and distribute all assets and liabilities to the Partnership effective January 1, 2016.

10

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Investments in Securities and Securities Sold Short

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter ("OTC") contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Partnership's valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Partnership's policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported "bid" price if held long, and last reported "ask" price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Corporate and Convertible Bonds

The fair value of corporate and convertable bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used is for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models with yield curves, bond or single name credit default swap spreads and recovery rates based on collateral values as key inputs. Corporate and convertable bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Derivative Contracts

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net realized loss on derivative contracts and net change in unrealized appreciation on derivative contracts.

Futures Contracts

Futures contracts which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date. Listed futures contracts are generally classified in Level 1 of the fair value hierarchy.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific indentification basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

11

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership's income or loss on their income tax returns. Certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Partnership recording a tax liability that reduces ending partners' capital. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2016. However, the Partnership's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Partnership recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties were recognized as of and for the years ended December 31, 2016 and 2015.

The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.

The Partnership may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Partnership's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership's management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

Statement of cash flows

A statement of cash flows is not required as provided by ASC 230 Statement of Cashflows.

The Partnership has elected not to provide a statement of cash flows as permitted by US GAAP as all of the following conditions have been met:

•Substantially all of the Partnership's investments are carried at fair value and classified as level 1 or 2 investments

•The Partnership had little or no debt during the year; and

•The Partnership's financial statements include a statement of changes in partners' capital.

12

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

2.  Fair value measurements

The Partnership's assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership's significant accounting policies in Note 1.

The following table presents information about the Partnership's assets and liabilities measured at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments in securities
Common Stocks	$41,697	$—	$—	$41,697
Convertible Debt Securities	—	14,822,210	—	14,822,210
Exchange Trust Fund	26,138	—	—	26,138
	$67,835	$14,822,210	$—	$14,890,045
Derivative contracts
Futures	$3,594	$—	$—	$3,594
Liabilities (at fair value)
Securities sold short
Common stock	$6,271,045	$—	$—	$6,271,045
	$6,271,045	$—	$—	$6,271,045

The Partnership did not hold any investments as of December 31, 2015.

3.  Due from brokers

Amounts due from brokers may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Partnership's securities transactions, money balances, and security positions are transacted with the Partnership's brokers, Goldman Sachs. The Partnership is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership's management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties. The Partnership did not hold any investments as of December 31, 2015.

13

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

4.  Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership's derivative activities and exposure to derivative contracts are classified by the following primary underlying risk: commodity risk. In addition to its primary underlying risks, the Partnership is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

Futures Contracts

The Partnership is subject to interest rate risk in the normal course of pursuing its investment objectives. The Partnership may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rate risk. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant ("FCM"). Subsequent payments (variation margin) are made or received by the Partnership each day, depending on the daily fluctuations in the value of the contract, and are recorded as unrealized gains or losses by the Partnership. Futures contracts may reduce the Partnership's exposure to counterparty risk since futures contracts are exchange-traded; and the exchange's clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Partnership's pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Volume of Derivative Activities

At December 31, 2016, the volume of the Partnership's derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

Primary underlying risk	Notional amounts	Number of contracts
Commodity
Futures	$1,798,031	15

14

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

4.  Derivative contracts (continued)

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of Assets and Liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2016. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements. The following table also identifies the net gain and loss amounts included in the statement of operations as realized loss on derivative contracts and net change in unrealized depreciation on derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2016.

Primary underlying risk	Derivative Assets	Derivative Liabilities	Amount of Unrealized Gain (loss)	Amount of Realized Gain (loss)
Commodity
Currency future	$3,594	$—	$(6,843)	$(3,693)

Total	$3,594	$—	$(6,843)	$(3,693)

The Partnership did not hold any derivatives as of December 31, 2015.

5.  Securities sold short

The Partnership is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Partnership to acquire these securities may exceed the liability reflected in these financial statements. The Partnership did not hold any securities sold short as of December 31, 2015.

15

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

6.  Related party transactions

The Partnership pays the Management Company, a management fee, calculated and payable quarterly in advance equal to 1% per annum of limited partners' capital accounts determined as of the beginning of each calendar quarter. The Management Fee shall be charged on a pro rata basis to the capital accounts of the limited partners, other than such limited partners, if any, as the General Partner shall designate. Certain shareholders of the Partnership have special management fee or incentive arrangements as provided for in the Investment Management Agreement. For the year ended December 31, 2016, management fees totaled $58,251. For the year ended December 31, 2015, the management fees of $89,078 was paid at the Master Fund level.

The Manager is also entitled to a performance allocation, payable on an annual basis, which will generally be equal to 10% of the amount by which the limited partners' capital accounts on the last day of each period exceeds the higher of the original issue price or highest net asset value of such shares as of the close of any prior period. Performance allocation as of December 31, 2016 totaled $63,734. As of December 31, 2015, the Partnership did not incur a performance allocation.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners' share of partners' capital at December 31, 2015 was approximately $4,823,000, at December 31, 2016 was $14,247,439.

Certain limited partners have special management fee or incentive arrangements as provided for in the Limited Partnership Agreement. Limited partners have redemption rights which contain certain terms with respect to rights of withdrawal from the Partnership as specified in the Limited Partnership Agreement.

The Partnership bears all its own costs and expenses, including research, legal, accounting, and expenses incurred in connection with the acquisition and disposition of portfolio securities (including brokerage commissions, interest expense and custody and transfer fees).

7.  Administrative fee

Citi Group serves as the Partnership's Administrator and performs certain administrative and clerical services on behalf of the Partnership during the year of 2016. Opis Fund Services served as the Partnership's administrator during the year of 2015.

16

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

8.  Financial highlights

Financial highlights for the years ended December 31, 2016 and 2015 are as follows:

	2016 Limited Partners	2015 Limited Partners
Total return
Total return before reallocation to General Partner	12.20%	0.10%
Reallocation to General Partner	(0.40)	0.00
Total return after reallocation to General Partner	11.80%	0.10%

Ratio to average limited partners' capital
Expenses (including interest and dividends)	0.80%	2.10%
Reallocation to General Partner	0.40	0.00
Expenses and reallocation to General Partner	1.20%	2.10%

Net investment income (loss)	2.00%	1.70%

Financial highlights are calculated for the limited partner class taken as a whole, which includes limited partners that have special management fee or incentive arrangements as provided for in the Limited Partnership Agreement. An individual limited partner's return may vary based upon different management fee and incentive arrangements and the timing of capital transactions. The net investment income (loss) ratio does not reflect the effects of the reallocation to General Partner. The expense ratio includes the effects of the interest and dividend expense.

17

MOHICAN VCA FUND, L.P.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

9.  Subsequent events

The Partnership has performed an evaluation of subsequent events through June 21, 2017, which is the date the financial statements were available to be issued. The evaluation did not result in any subsequent events that required disclosures and/or adjustments.

18

MOHICAN VCA MASTER FUND, LTD.

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2015

MOHICAN VCA MASTER FUND, LTD.
CONTENTS

INDEPENDENT AUDITORS' REPORT

To the Partners of
Mohican VCA Master Fund, Ltd.

We have audited the accompanying financial statements of Mohican VCA Master Fund, Ltd. (the "Fund"), which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2015, and the related statements of operations, changes in partners' capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. Our procedures include confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mohican VCA Master Fund, Ltd. as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado
June 21, 2017

MOHICAN VCA MASTER FUND, LTD.
STATEMENT OF ASSETS AND LIABILITIES
(Expressed in United States Dollars)
December 31, 2015

ASSETS

Investments in securities, at fair value
(cost $23,114,363)	$ 19,939,481
Derivative contracts, at fair value	10,437
Due from brokers	6,035,500
Interest receivable	138,312
Total assets	26,123,730

LIABILITIES

Securities sold short, at fair value
(proceeds $8,592,065)	7,301,661
Due to Mohican VCA Fund, LP	12,260,375
Redemption payable	6,351,628
Interest and dividend payable	2,625
Deferred incentive fees payble	207,441
Total liabilities	26,123,730

NET ASSETS	$ —

See accompanying notes to financial statements.	2

MOHICAN VCA MASTER FUND, LTD.
STATEMENT OF OPERATIONS
(Expressed in United States Dollars)
Year Ended December 31, 2015

Investment income
Interest and other	$ 735,442

Expenses
Interest and dividends	164,207
Management fees	89,078
Administrative fees	60,014
Appreciation attributable to deferred fees	1,292
Professional fees and other	77,349
Total expenses	391,940

Net investment income	343,502

Realized and unrealized gain (loss) on investments
Net realized gain on securities	1,776,714
Net change in unrealized depreciation on securities	(2,029,209)
Net realized loss on derivative contracts	(66,589)
Net change in unrealized appreciation on derivative contracts	7,390

Net loss on investments	(311,694)

Net change in net assets resulting from operations	$ 31,808

See accompanying notes to financial statements.	3

MOHICAN VCA MASTER FUND, LTD.
STATEMENT OF CHANGES IN NET ASSETS
(Expressed in United States Dollars)
Year Ended December 31, 2015

Operations
Net investment income	$ 343,502
Net realized gain on securities	1,776,714
Net change in unrealized depreciation on securities	(2,029,209)
Net realized loss on derivative contracts	(66,589)
Net change in unrealized appreciation on derivative contracts	7,390

Net change in net assets resulting from operations	31,808

Capital share transactions
Redemption of shares	(18,683,891)

Net change in net assets resulting from capital share transactions	(18,683,891)

Net change in net assets	(18,652,083)

Net assets, beginning of year	18,652,083

Net assets, end of year	$ —

See accompanying notes to financial statements.	4

MOHICAN VCA MASTER FUND, LTD.
STATEMENT OF CASH FLOWS
(Expressed in United States Dollars)
Year Ended December 31, 2015

Cash flows from operating activities
Net change in net assets resulting from operations	$ 31,808
Adjustments to reconcile net change in net assets resulting
from operations to net cash provided by operating activities:
Net realized gain on securities	(1,776,714)
Net change in unrealized depreciation on securities	2,029,209
Amortization of discounts on debt securities	448,002
Changes in operating assets and liabilities:
Purchase of investments in securities	(31,460,960)
Proceeds from sales of investments in securities	46,039,451
Derivative contracts — assets, at fair value	(7,390)
Due from brokers	(5,106,610)
Dividends and interest receivable	85,128
Other assets	4,571
Proceeds from securities sold short	19,468,769
Payments to cover securities sold short	(29,634,544)
Due to Mohican VCA Fund, LP	12,260,375
Interest and dividend payable	(8,107)
Deferred incentive fees	1,292
Accrued expenses and other liabilities	(42,017)

Net cash provided by operating activities	12,332,263

Cash flows from financing activities
Proceeds from issuance of shares	—
Payments for redemption of shares, net of change in redemptions payble	(12,332,263)

Net cash used in financing activities	(12,332,263)

Net change in cash	—

Cash, beginning of year	—

Cash, end of year	$ —

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$ 147,123

See accompanying notes to financial statements.	5

MOHICAN VCA MASTER FUND, LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)
December 31, 2015

SortKey	Description	Quantity	Cost Local	Market Value Book	Invest	Industry Classification	Country
Convertible Bond	PROTALIX BIOTHERAPEAUTIC 4.500% 09/15/18 CVT	250,000.00	212,305.43	172,031.25	1.36%	Biotechnology	United States
Convertible Bond	QUIDEL CORP 3.250% 12/15/20 CVT	1,250,000.00	1,279,124.83	1,211,718.75	9.58%	Biotechnology	United States
Convertible Bond	SPECTRANETICS CORP 2.625% 06/01/34 CVT	1,000,000.00	879,335.95	753,750.00	5.96%	Biotechnology	United States
Convertible Bond	QUANTUM CORP 4.500% 11/15/17 CVT	1,000,000.00	1,009,287.51	915,000.00	7.23%	Computer Peripherals	United States
Convertible Bond	MONSTER WORLDWIDE INC 3.500% 10/15/19 CVT	750,000.00	985,156.40	952,500.00	7.53%	Computer Services	United States
Convertible Bond	WEB.COM GROUP INC 1.000% 08/15/18 CVT	638,000.00	625,589.30	595,732.50	4.71%	Computer Software	United States
Convertible Bond	TTM TECHNOLOGIES INC 1.750% 12/15/20 CVT	1,250,000.00	1,215,638.68	1,126,562.50	8.91%	Electronics	United States
Convertible Bond	ASCENT CAPITAL GROUP INC 4.000% 07/15/20 CVT	200,000.00	203,150.08	129,625.00	1.02%	Financial Services	United States
Convertible Bond	ENCORE CAPITAL GROUP INC 3.000% 07/01/20 CVT	600,000.00	664,787.26	511,500.00	4.04%	Financial Services	United States
Convertible Bond	ENVESTNET INC 1.750% 12/15/19 CVT	600,000.00	542,461.25	527,250.00	4.17%	Financial Services	United States
Convertible Bond	FORESTAR GROUP INC 3.750% 03/01/20 CVT	700,000.00	678,964.05	561,750.00	4.44%	Financial Services	United States
Convertible Bond	FXCM INC 2.250% 06/15/18 CVT	400,000.00	311,553.96	278,000.00	2.20%	Financial Services	United States
Corporate Bonds	MONITRONICS INTERNATIONA 9.125% 04/01/20	250,000.00	265,825.32	198,125.00	1.57%	Financial Services	United States
Convertible Bond	ALBANY MOLECULAR RESEARC 2.250% 11/15/18 CVT	700,000.00	894,494.16	941,500.00	7.44%	Health Care	United States
Convertible Bond	ENDOLOGIX INC 2.250% 12/15/18 CVT	1,350,000.00	1,348,144.62	1,092,656.25	8.64%	Health Care	United States
Convertible Bond	HEALTHWAYS INC 1.500% 07/01/18 CVT	750,000.00	797,080.42	708,750.00	5.60%	Health Care	United States
Convertible Bond	INSULET CORPORATION 2.000% 06/15/19 CVT	700,000.00	686,877.29	724,937.50	5.73%	Health Care	United States
Convertible Bond	M/I HOMES INC 3.250% 09/15/17 CVT	250,000.00	280,386.59	260,625.00	2.06%	Home Builders	United States
Convertible Bond	BLUCORA INC 4.250% 04/01/19 CVT	500,000.00	478,645.85	415,625.00	3.29%	Internet	United States
Convertible Bond	ALTRA HOLDINGS INC 2.750% 03/01/31 CVT	800,000.00	1,085,810.67	862,500.00	6.82%	Machinery - Diversified	United States
Convertible Bond	FLUIDIGM CORP 2.750% 02/01/34 CVT	1,100,000.00	936,790.91	680,625.00	5.38%	Manufacturing	United States
Convertible Bond	HORSEHEAD HOLDING CORP 3.800% 07/01/17 CVT	801,000.00	967,505.30	205,256.25	1.62%	Metals	United States
Convertible Bond	HELIX ENERGY SOLUTIONS 3.250% 03/15/32 CVT	700,000.00	732,102.81	552,562.50	4.37%	Oil and Gas Services	United States
Convertible Bond	RENEWABLE ENERGY GROUP I 2.750% 06/15/19 CVT	1,000,000.00	1,026,847.25	844,375.00	6.68%	Oil and Gas Services	United States
Convertible Bond	ACORDA THERAPEUTICS INC 1.750% 06/15/21 CVT	1,000,000.00	1,055,658.23	1,150,000.00	9.09%	Pharmaceuticals	United States
Convertible Bond	ARRAY BIO INC 3.000% 06/01/20 CVT	570,000.00	669,345.35	527,606.25	4.17%	Pharmaceuticals	United States
Convertible Bond	DEPOMED INC 2.500% 09/01/21 CVT	1,100,000.00	1,326,691.12	1,251,250.00	9.89%	Pharmaceuticals	United States
Convertible Bond	GT ADV TECHNOLOGIES INC 3.000% 12/15/20 CVT	300,000.00	214,207.00	750	0.01%	Semiconductors	United States
Convertible Bond	PHOTRONICS INC 3.250% 04/01/16 CVT	200,000.00	204,486.18	243,000.00	1.92%	Semiconductors	United States
Convertible Bond	INTERDIGITAL INC 2.500% 03/15/16 CVT	545,000.00	550,718.15	546,362.50	4.32%	Telecom Equipment	United States
Convertible Bond	ALASKA COMM SYSTEMS GROU 6.250% 05/01/18 CVT	250,000.00	223,200.90	249,687.50	1.97%	Telecommunications	United States
Convertible Bond	ECHO GLOBAL LOGISTICS 2.500% 05/01/20 CVT	500,000.00	438,023.11	437,500.00	3.46%	Transportation	United States
Convertible Bond	ENERNOC INC 2.250% 08/15/19 CVT	500,000.00	299,635.02	290,315.00	2.30%	Utilities	United States
	Total Debt Securities		23,089,830.95	19,919,428.75

Exchange Traded Funds	IPATH S&P 500 VIX M/T FU ETN	1,800.00	24,533.10	20,052.00	0.16%	US Treasury Index	United States

Bond Future	US 10YR NOTE (CBT)Mar16	-5	0	2,812.50	0.02%	US Treasury Obligations	United States

Commodity Futures	US 5YR NOTE (CBT) Mar16	-20.00	0.00	7,624.54	0.06%	US Treasury Obligations	United States

Common Stock	PROTALIX BIOTHERAPEUTICS INC	-18,247.00	-35,400.26	-18,611.94	-0.15%	Biotechnology	United States
Common Stock	QUIDEL CORP	-19,600.00	-492,599.69	-415,520.00	-3.29%	Biotechnology	United States
Common Stock	SPECTRANETICS CORP	-16,200.00	-252,644.10	-243,972.00	-1.93%	Biotechnology	United States
Common Stock	QUANTUM CORP	-277,400.00	-442,582.46	-257,982.00	-2.04%	Computer Peripherals	United States
Common Stock	MONSTER WORLDWIDE INC	-111,239.00	-668,590.36	-637,399.47	-5.04%	Computer Services	United States
Common Stock	WEB.COM GROUP INC	-5,400.00	-122,509.75	-108,054.00	-0.85%	Computer Software	United States
Common Stock	TTM TECHNOLOGIES	-82,548.00	-659,269.28	-537,387.48	-4.25%	Electronics	United States
Common Stock	ASCENT CAPITAL GROUP INC-A	-330.00	-9,012.53	-5,517.60	-0.04%	Financial Services	United States
Common Stock	ENCORE CAPITAL GROUP INC	-7,174.00	-290,299.38	-208,619.92	-1.65%	Financial Services	United States
Common Stock	ENVESTNET INC	-3,400.00	-107,769.35	-101,490.00	-0.80%	Financial Services	United States
Common Stock	FORESTAR GROUP INC	-14,300.00	-234,734.56	-156,442.00	-1.24%	Financial Services	United States
Common Stock	FXCM INC-A	-300.00	-11,622.18	-5,019.00	-0.04%	Financial Services	United States
Common Stock	ALBANY MOLECULAR RESEARCH	-34,139.00	-680,600.88	-677,659.15	-5.36%	Health Care	United States
Common Stock	ENDOLOGIX INC	-13,500.00	-205,364.15	-133,650.00	-1.06%	Health Care	United States
Common Stock	HEALTHWAYS INC	-16,100.00	-240,998.74	-207,207.00	-1.64%	Health Care	United States
Common Stock	INSULET CORP	-8,487.00	-272,863.61	-320,893.47	-2.54%	Health Care	United States
Common Stock	M/I HOMES INC	-6,075.00	-147,724.34	-133,164.00	-1.05%	Home Builders	United States
Common Stock	BLUCORA INC	-6,100.00	-86,696.48	-59,780.00	-0.47%	Internet	United States
Common Stock	ALTRA INDUSTRIAL MOTION CORP	-17,200.00	-547,527.65	-431,376.00	-3.41%	Machinery - Diversified	United States
Common Stock	FLUIDIGM CORP	-5,900.00	-90,373.44	-63,779.00	-0.50%	Manufacturing	United States
Common Stock	HORSEHEAD HOLDING CORP	-20,800.00	-242,486.15	-42,640.00	-0.34%	Metals	United States
Common Stock	HELIX ENERGY SOLUTIONS GROUP	-4,600.00	-43,135.19	-24,196.00	-0.19%	Oil and Gas Services	United States
Common Stock	RENEWABLE ENERGY GROUP INC	-48,700.00	-509,504.44	-452,423.00	-3.58%	Oil and Gas Services	United States
Common Stock	ACORDA THERAPEUTICS INC	-15,388.00	-546,475.76	-658,298.64	-5.20%	Pharmaceuticals	United States
Common Stock	ARRAY BIOPHARMA INC	-51,000.00	-323,881.91	-215,220.00	-1.70%	Pharmaceuticals	United States
Common Stock	DEPOMED INC	-43,200.00	-944,801.18	-783,216.00	-6.19%	Pharmaceuticals	United States
Common Stock	PHOTRONICS INC	-17,161.00	-188,700.56	-213,654.45	-1.69%	Semiconductors	United States
Common Stock	INTERDIGITAL INC	-992.00	-52,227.08	-48,647.68	-0.38%	Telecom Equipment	United States
Common Stock	ALASKA COMM SYSTEMS GROUP	-500.00	-1,123.30	-875.00	-0.01%	Telecommunications	United States
Common Stock	ECHO GLOBAL LOGISTICS INC	-6,400.00	-131,160.55	-130,496.00	-1.03%	Transportation	United States
Common Stock	ENERNOC INC	-2,200.00	-9,385.83	-8,470.00	-0.07%	Utilities	United States
	Total Common Stocks		-8,592,065.14	-7,301,660.80

See accompanying notes to financial statements.	6

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies

Nature of Operations

Mohican VCA Master Fund, Ltd. (the "Master Fund") is an exempted company, which was formed under the laws of the Cayman Islands for the purpose of trading and investing in securities. Pursuant to the Investment Management Agreement, Mohican Financial Management, LLC is the Investment Manager (the "Manager") of the Master Fund. The Master Fund commenced operations on January 22, 2004 and has two shareholders: Mohican VCA Fund, L.P. (the "Domestic Feeder"), a United States of America limited partnership, and Mohican VCA Offshore Fund, Ltd. (the "Offshore Feeder") a Cayman Islands investment company. The Domestic Feeder and Offshore Feeder invest substantially all of their assets in the Master Fund. The Investment Manager is registered with the United States Securities and Exchange Commission as a registered investment adviser under the Investemt Advisor Act of 1940.

Basis of Presentation

The Investment Manager decided to cease the operations of the Master Fund and distribute the assets and liabilities of the Master Fund to the Domestic Feeder as of December 31, 2015 since the Domestic Feeder owned 65.9% of the net assets of the Master Fund at December 31, 2015.

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's Accounting Standards Codification. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Sandards Board ("FASB") Accounting Standards Codification Topic 946.

These financial statements were approved by management and available for issuance on June 21, 2017. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

7

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in Securities and Securities Sold Short

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter ("OTC") contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Master Fund's valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Master Fund's policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported "bid" price if held long, and last reported "ask" price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

8

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Corporate and Convertible Bonds

The fair value of corporate and convertable bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used is for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models with yield curves, bond or single name credit default swap spreads and recovery rates based on collateral values as key inputs. Corporate and convertable bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Derivative Contracts

The Master Fund records its derivative activities at fair value. Gains and losses from derivative contracts are included in net realized loss on derivative contracts and net change in unrealized appreciation on derivative contracts.

Futures Contracts

Futures contracts which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date. Listed futures contracts are generally classified in Level 1 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Purchases and sales of investments and income and expenses that are denominated in foreign currencies are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Master Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific indentification basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

9

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.  Nature of operations and summary of significant accounting policies (continued)

Income Taxes

Under the laws of the Cayman Islands, the Master Fund is generally not subject to income taxes. However, certain U.S. dividend income and interest income may be subject to a maximum 30% withholding tax. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Master Fund files an income tax return in the U.S. federal jurisdiction. Generally, the Master Fund is subject to income tax examinations by the U.S. federal taxing authority during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015. The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Master Fund's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund's management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

10

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

2.  Fair value measurements

The Master Fund's assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Master Fund's significant accounting policies in Note 1.

The following table presents information about the Master Fund's assets and liabilities measured at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments in securities
Convertible Debt Securities	$ —	$ 19,919,429	$ —	$ 19,919,429
Exchange Trust Fund	20,052	—	—	20,052
	$ 20,052	$ 19,919,429	$ —	$ 19,939,481
Derivative contracts
Futures	$ 10,437	$ —	$ —	$ 10,437
Liabilities (at fair value)
Securities sold short
Common stock	$ 7,301,661	$ —	$ —	$ 7,301,661
	$ 7,301,661	$ —	$ —	$ 7,301,661

11

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

3.  Capital share transactions

As of December 31, 2015 there were 5,000,000 redeemable shares of $.01 par value authorized. Shareholders who have different management and incentive arrangements will be issued a new series of common shares.

During 2015, transactions in capital shares, shares outstanding at December 31, 2015 and the net asset value (NAV) per share as of December 31, 2015 for each class and series of shares were as follows:

	Common Series I	Common Series II	Common Series IV
Shares outstanding, beginning of year	2,194.12	2,252.23	1,123.70
Transfers/conversions	—	—	—
Shares issued
Shares redeemed	(2,194.12)	(2,252.23)	(1,123.70)
Shares outstanding, end of year	—	—	—

Transfers/conversions	—	—	—
Proceeds from issuance of shares			—
Payments for redemption of shares	(6,441,477)	(5,879,861)	(2,777,174)

Net asset value per share, end of year	$ —	$ —	$ —

	Common Series IV Deferral — 1	Common Series IV Deferral — 2
Shares outstanding, beginning of year	904.43	410.68
Transfers/conversions	—	—
Shares issued	—	—
Shares redeemed	(904.43)	(410.68)
Shares outstanding, end of year	—	—

Transfers/conversions	—	—
Proceeds from issuance of shares	—	—
Payments for redemption of shares	(2,480,834)	(1,104,545)

Net asset value per share, end of year	$ —	$ —

Shareholders have redemption rights which contain certain restrictions with respects to the rights of redemption of shares as specified in the offering memorandum.

12

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

4.  Due from brokers

Amounts due from brokers may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Master Fund's securities transactions, money balances and security positions are transacted and custodied with Deutsche Bank and Citigroup Global Markets Inc. The Master Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties. At December 31, 2015, due from broker includes short cash of $7,420,618.

5.  Derivative contracts

In the normal course of business, the Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Master Fund's derivative activities and exposure to derivative contracts are classified by the following primary underlying risk: commodity risk. In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

Futures Contracts

The Master Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Master Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rate risk. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant ("FCM"). Subsequent payments (variation margin) are made or received by the Master Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded as unrealized gains or losses by the Master Fund. Futures contracts may reduce the Master Fund's exposure to counterparty risk since futures contracts are exchange-traded; and the exchange's clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Master Fund's pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

13

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

5.  Derivative contracts (continued)

Volume of Derivative Activities

At December 31, 2015, the volume of the Master Fund's derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

Primary underlying risk	Notional amounts	Number of contracts
Commodity
Futures	$ 3,019,200	25

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of Assets and Liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2015. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements. The following table also identifies the net gain and loss amounts included in the statement of operations as realized loss on derivative contracts and net change in unrealized depreciation on derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2015.

Primary underlying risk	Derivative Assets	Derivative Liabilities	Amount of Unrealized Gain (loss)	Amount of Realized Gain (loss)
Commodity
Currency future	$ 10,437	$ —	$ 7,390	$ (66,589)

Total	$ 10,437	$ —	$ 7,390	$ (66,589)

14

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

6.  Securities sold short

The Master Fund is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Master Fund to acquire these securities may exceed the liability reflected in these financial statements.

7.  Allocation of profits and losses

Profits and losses of the Master Fund are allocated to the shareholders according to their respective interests in the Master Fund.

8.  Administrative fee

Maitland Group serves as the Master Fund's Administrator and performs certain administrative and clerical services on behalf of the Master Fund.

9.  Management and incentive fees

The Manager is entitled to a management fee, calculated and payable quarterly in advance equal to 0.25% of the net assets of the Master Fund determined as of the beginning of each calendar quarter. To the extent the management fee is paid at the Offshore Feeder and Domestic Feeder Fund level, no management fee will be charged at the Master Fund level.

The Manager is also entitled to an incentive fee, payable on an annual basis, which will generally be equal to 10% of the amount by which the net asset value per share on the last day of each period exceeds the higher of the original issue price or highest net asset value of such shares as of the close of any prior period. To the extent an incentive allocation or fee is charged at the Domestic Feeder Fund level or Offshore Feeder Fund level, no incentive allocation or fee will be charged at the Master Fund level.

Through December 31, 2008, the Investment Manager was able elect to defer receipt of all or a portion of the management or incentive fees earned for a particular fiscal year. Such amounts are invested in the same manner as the investments made by the Master Fund. In the event of liquidation of the Master Fund, any deferred amount, as adjusted for the appreciation/depreciation on the deferred fee, has a priority claim over the interests of the shareholders of the Master Fund.

Cumulative deferred incentive fees as of December 31, 2015 totaled $99,412 and cumulative appreciation on such amount totaled $108,029. The net change in appreciation/depreciation of deferred incentive fees is recorded on a separate line item under "expenses" within the statement of operations. Deferred management and incentive fees are payable to the investment manager at December 31, 2015 since the Master Fund is terminating.

15

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

9.  Management and incentive fees (continued)

The deferred incentive fees payable balance as of December 31, 2015 is comprised of the following:

Significant Unobservable Inputs
(Level 3)
Deferred incentive fees payable at January 1, 2015	$ 206,149

Appreciation on deferred incentive fees for the year ended December 31, 2015	1,292

Deferred incentive fees payable at December 31, 2015	$ 207,441

Certain shareholders of the Master Fund have special management fee or incentive arrangements as provided for in the Investment Management Agreement.

16

MOHICAN VCA MASTER FUND, LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

10.  Financial highlights

Financial highlights for common shares for the year ended December 31, 2015 are as follows:

	Common Series I	Common Series II	Common Series IV
Per share operating performance
Net asset value, beginning of year	$ 2,917.27	$ 2,619.81	$ 2,480.53

Income from operations:

Net investment income	61.72	31.70	37.09
Net loss on investments	(43.57)	(39.80)	(40.72)
Total from operations	18.15	(8.10)	(3.63)
Redemption of shares	(2,935.42)	(2,611.71)	(2,476.90)
Net asset value, end of year	$ —	$ —	$ —

Total return	0.6%	(0.3)%	(0.2)%

Ratio to average net assets
Operating expenses
(including interest and dividends)	0.7%	1.7%	1.5%
Appreciation attributable to deferred fees	—	—	—
Total expenses	0.7%	1.7%	1.5%

Net investment income	2.1%	1.2%	1.5%

An individual shareholder's return and ratios may vary based on different management fee and incentive arrangements, and the timing of capital transactions.

17

PART C
OTHER INFORMATION

ITEM 28.		EXHIBITS
(a)		Trust Instrument of Registrant as amended and restated on September 8, 2016 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).
(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).
(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).
(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).
	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).
	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).
	(5)	Investment Advisory Agreement between Registrant and Lebenthal Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 485 via EDGAR on July 22, 2015, accession number 0001435109-15-000620).
	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).
	(6)(A)	Appendix to the Investment Advisory Agreement between Registrant and Auxier Asset management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(6)(A) in post-effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).
	(7)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(8)	Sub-Advisory Agreements between Absolute Investment Advisers LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(9)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203).
	(9)(A)	Amended Appendix to the Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC is filed (Exhibit incorporated by reference as filed as Exhibit (d)(9)(A) in post-effective amendment No. 536 via EDGAR on July 26, 2016, accession number 0001435109-16-001839).
	(10)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).
	(11)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(11)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017 assession number 0001435109-17-000509).
(12)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 582 via EDGAR on July 25, 2017, accession number 0001435109-17-000504).
(13)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).
(14)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).
(15)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Credit Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(16)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
(17)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Madden Asset Management LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
(18)	Investment Advisory Agreement between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 365 via EDGAR on May 29, 2012, accession number 0001435109-12-000085).
(19)	Investment Advisory Agreement between Registrant and Merk Investments LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
(20)	Subadvisory Agreement between Absolute Investment Advisers LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(21)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).
(22)	Subadvisory Agreement between Absolute Investment Advisers LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(23)	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(23)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23)(A) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
(24)	Subadvisory Agreement between Absolute Investment Advisers LLC and Yacktman Asset Management Co. dated June 29, 2012, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).
(25)	Subadvisory Agreement between Absolute Investment Advisers LLC and Sabal Capital Management, LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).

	(26)	Investment Advisory Agreement between Registrant and Lee Munder Capital Group, LLC dated April 1, 2013 (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
	(26)(A)	Amended Appendix to Advisory Agreement between Registrant and LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(26)(A) in post-effective amendment No. 580 via EDGAR on July 21, 2017, accession number 0001145443-17-000840).
	(27)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).
	(28)	Subadvisory Agreement between Absolute Investment Advisers LLC and Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
	(29)	Investment Advisory Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
	(30)	Investment Advisory Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
	(31)	Subadvisory Agreement between Exceed Advisory LLC and First Principles Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).
	(32)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated June 12, 2015 with respect to Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(32)(A)	Amended Appendix to Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC with respect to Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
	(33)	Investment Advisory Agreement between Registrant and Adalta Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(34) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).
(e)	(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).
	(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).
	(2)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
(f)		None.
(g)	(1)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).
	(1)(A)	Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(1)(A) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(2)	Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).
	(2)(A)	Amended Appendix A to the Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).
	(3)	Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

	(3)(A)	Amended Appendix A to the Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(1)(A)	Amended Attachment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
	(2)	Sub-Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(3)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).
	(4)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).
	(5)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
	(6)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).
	(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 579 via EDGAR on July 20, 2017, accession number 0001435109-17-000476).
	(8)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).
	(9)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129).
	(10)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 504 via EDGAR on October 23, 2015, accession number 0001435109-15-000961).
	(11)	Expense Limitation Agreements between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).
	(12)	Operating Services Agreement between Registrant and Merk Investments LLC regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
	(13)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 557 via EDGAR on December 20, 2016, accession number 0001435109-16-002285).
	(14)	Expense Limitation Agreement between Registrant and LMCG Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 580 via EDGAR on July 21, 2017, accession number 0001145443-17-000840).
	(15)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 549 via EDGAR on August 25, 2016, accession number 0001435109-16-001983).
	(16)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).

	(17)	Expense Limitation Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 560 via EDGAR on January 24, 2017, accession number 0001435109-17-000030).
	(18)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 458 via EDGAR on August 27, 2014, accession number 0001435109-14-000610).
	(19)	Expense Limitation Agreement between Registrant and Polaris Capital Management, (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 568 via EDGAR on April 24, 2017, accession number 0001435109-17-000230).
	(20)	Expense Limitation Agreement between Registrant and Exceed Advisory LLC(Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 563 via EDGAR on March 29, 2017, accession number 0001435109-17-000186).
	(21)	Expense Limitation Agreement between Registrant and Lebenthal Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 566 via EDGAR on April 20, 2017, accession number 0001435109-17-000218).
	(22)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No. 559 via EDGAR on January 13, 2017, accession number 0001435109-17-000021).
	(23)	Expense Limitation Agreement between Registrant and Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(23) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).
	(24)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (h)(24) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
(i)		Opinion and consent of K&L Gates LLP is filed herewith.
(j)		None.
(k)		None
	(1)	Consent of Auditor of Mohican VCA Fund, LP is filed herewith.
(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
(m)	(1)	Amended and Restated Rule 12b-1 Plan dated December 12, 2012 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Carne Hedged Equity Fund, Dividend Plus+ Income Fund, Exceed Structured Enhanced Index Strategy Fund, Exceed Structured Hedged Index Strategy Fund, Exceed Structured Shield Index Strategy Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, Merk Hard Currency Fund, The BeeHive Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (m) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
	(1)(A)	Amended Appendix to the Rule 12b-1 Plan adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Exceed Defined Enhancement Index Fund, Exceed Defined Hedged Index Fund, Exceed Defined Shield Index Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, LMCG International Small Cap Fund, MAI Managed Volatility Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund, Steinberg Select Fund and The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1)(A) in post-effective amendment No. 557 via EDGAR on December 20, 2016, accession number 0001435109-16-002285).
(n)		Amended and restated Rule 18f-3 Plan dated June 14, 2013 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Exceed Defined Enhancement Index Fund, Exceed Defined Hedged Index Fund, Exceed Defined Shield Index Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, LMCG International Small Cap Fund, MAI Managed Volatility Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 580 via EDGAR on July 21, 2017, accession number 0001145443-17-000840).

(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
	(2)	Code of Ethics adopted by H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 534 via EDGAR on July 20, 2016, accession number 0001435109-16-001800).
	(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).
	(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
	(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
	(6)	Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011, accession number 0000315774-11-000168).
	(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
	(8)	Code of Ethics adopted by Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (p)(8) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
	(9)	Code of Ethics adopted by Longhorn Capital Partners, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
	(10)	Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(10) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(11)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
	(12)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
	(13)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).
	(14)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(15)	Code of Ethics adopted by Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 581 via EDGAR on July 24, 2017, accession number 0001435109-17-000495).
	(16)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
	(17)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29, 2009, accession number 0000315774-09-000063).
	(18)	Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 583 via EDGAR on July 26, 2017, assession number 0001435109-17-000509).
	(19)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).

(20)	Code of Ethics adopted by The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(21)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
(22)	Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(23)	Code of Ethics adopted by Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(24)	Code of Ethics adopted by MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)
(25)	Code of Ethics adopted by Sabal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
(26)	Code of Ethics adopted by LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
(27)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).
(28)	Code of Ethics adopted by Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).
(29)	Code of Ethics adopted by Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(30)	Code of Ethics adopted by LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)
(31)	Code of Ethics adopted by Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).
(32)	Code of Ethics adopted by First Principles Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 473 via EDGAR on January 23, 2015 accession number 0001435109-15-000044).
(33)	Code of Ethics adopted by Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment 559 via EDGAR on January 13, 2017 accession number 0001435109-17-000021).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis, David Tucker and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant's Trust Instrument provides as follows:

"10.02. INDEMNIFICATION

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The

Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Adalta Capital Management, LLC, Exceed Advisory LLC, LMCG Investments, LLC, Monongahela Capital Management, Inc. and Steinberg Asset Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

 (d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lebenthal Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc., Merk Investments LLC, Polaris Capital Management, LLC and Spears Abacus Advisers LLC includes language similar to the following:

 (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

 (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Absolute Investment Advisers LLC and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC). includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations and under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser's obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Lebenthal Lisanti Capital Growth, LLC (f/k/a AH Lisanti Capital Growth, LLC)

With respect to Lebenthal Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62639). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b)	Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c)	Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d)	D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e)	H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f)	LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC)

With respect to LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC), the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70357). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g)	MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC)

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h)	Merk Investments LLC

With respect to Merk Investments LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60616). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i)	Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j)	Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k)	Spears Abacus Advisors LLC

With respect to Spears Abacus Advisors LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67401). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l)	Steinberg Asset Management, LLC

With respect to Steinberg Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60898). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m)	Absolute Investment Advisers LLC

With respect to Absolute Investment Advisers LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63488). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n)	Harvest Capital Strategies LLC

With respect to Harvest Capital Strategies LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66003). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o)	Kovitz Investment Group Partners, LLC

With respect to Kovitz Investment Group, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62239). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p)	LakeWater Capital LLC

With respect to LakeWater Capital LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78938). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q)	Longhorn Capital Partners, L.P.

With respect to Longhorn Capital Partners, L.P., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66480). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(r)	Mohican Financial Management, LLC

With respect to Mohican Financial Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66181). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(s)	Sabal Capital Management, LLC

With respect to Sabal Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76818). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(t)	St. James Investment Company, LLC

With respect to St. James Investment Company, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(u)	The Boston Company Asset Management LLC

With respect to The Boston Company Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-6829). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(v)	Yacktman Asset Management LP

With respect to Yacktman Asset Management LP, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76744). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(w)	Exceed Advisory LLC

With respect to Exceed Advisory LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79958). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(x)	First Principles Capital Management, LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64744). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(y)	Adalta Capital Management LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-107823). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

ITEM 32(a)		Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	ABS Long/Short Strategies Fund	46.	OSI ETF Trust
2.	Absolute Shares Trust	47.	Palmer Square Opportunistic Income Fund
3.	AdvisorShares Trust	48.	Partners Group Private Income Opportunities, LLC
4.	AmericanFirst Quantitative Funds	49.	PENN Capital Funds Trust
5.	American Beacon Funds	50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
6.	American Beacon Select Funds	51.	Pine Grove Alternative Institutional Fund
7.	Ark ETF Trust	52.	Plan Investment Fund, Inc.
8.	Avenue Mutual Funds Trust	53.	PMC Funds, Series of Trust for Professional Managers
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	54.	Quaker Investment Trust
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	55.	Ramius Archview Credit and Distressed Fund
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	56.	Renaissance Capital Greenwich Funds
12.	Bridgeway Funds, Inc.	57.	RMB Investors Trust (f/k/a Burnham Investors Trust)
13.	Brinker Capital Destinations Trust	58.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP & Infrastructure Fund	59.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	60.	Salient MF Trust
16.	Context Capital Funds	61.	SharesPost 100 Fund
17.	CornerCap Group of Funds	62.	Sound Shore Fund, Inc.
18.	Davis Fundamental ETF Trust	63.	Steben Alternative Investment Funds
19.	Direxion Shares ETF Trust	64.	Steben Select Multi-Strategy Fund
20.	Eaton Vance NextShares Trust	65.	Strategy Shares
21.	Eaton Vance NextShares Trust II	66.	The 504 Fund (f/k/a The Pennant 504 Fund)
22.	EIP Investment Trust	67.	The Community Development Fund
23.	Evanston Alternative Opportunities Fund	68.	The Relative Value Fund
24.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	69.	Third Avenue Trust
25.	FEG Absolute Access Fund I LLC	70.	Third Avenue Variable Series Trust
26.	Fiera Capital Series Trust	71.	TIFF Investment Program
27.	FlexShares Trust	72.	Turner Funds
28.	Forefront Income Trust	73.	U.S. Global Investors Funds
29.	Forum Funds	74.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
30.	Forum Funds II	75.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
31.	FQF Trust	76.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
32.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	77.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
33.	GraniteShares ETF Trust	78.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
34.	Guinness Atkinson Funds	79.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
35.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	80.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
36.	Horizons ETF Trust	81.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)	82.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
38.	Infinity Core Alternative Fund	83.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
39.	Ironwood Institutional Multi-Strategy Fund LLC	84.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
40.	Ironwood Multi-Strategy Fund LLC	85.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
41.	John Hancock Exchange-Traded Fund Trust	86.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
42.	Manor Investment Funds	87.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
43.	Miller/Howard Funds Trust	88.	Wintergreen Fund, Inc.
44.	Miller/Howard High Income Equity Fund	89.	WisdomTree Trust
45.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on August 10, 2017.

Forum Funds

/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 10, 2017.

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(k)(1)	Consent of Auditor of Mohican VCA Fund, LP is filed herewith.